UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 9, 2019

PERMA-FIX ENVIRONMENTAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-11596	58-1954497
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

8302 Dunwoody Place, Suite 250, Atlanta, Georgia	30350
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 587-9898

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [  ]

Section 2 – Financial Information

Item 2.02 – Results of Operations and Financial Condition

On May 9, 2019 at 11:00 a.m. ET, Perma-Fix Environmental Services, Inc. (the “Company”) will hold a conference call broadcast live over the Internet. A press release dated May 6, 2019 announcing the conference call, is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A transcript of the conference call will also be available on the Company’s web page at www.perma-fix.com.

On May 9, 2019, the Company issued a press release to report its financial results for the three months ended March, 31, 2019. The press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information combined in this Item 2.02 of this Form 8-K and the Exhibits attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934 (as amended), or otherwise subject to the liabilities of such section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 (as amended), except as shall be expressly set forth by specific reference in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits

(d)	Exhibits

	Exhibit Number	Description
	99.1	Press release dated May 6, 2019
	99.2	Press release dated May 9, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERMA-FIX ENVIRONMENTAL SERVICES, INC.

Dated:	May 9, 2019	By:	/s/ Ben Naccarato
Ben Naccarato
Vice President and
Chief Financial Officer